Summary Prospectus	March 1, 2020

Share class (Symbol): A (LMAPX), C (LMAQX), FI (LMAOX), R (—), I (LMANX), IS (LMAMX)

BrandywineGLOBAL —

ALTERNATIVE CREDIT FUND

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at www.leggmason.com/mutualfundsliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated March 1, 2020 (as may be amended or supplemented from time to time), and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2019, are incorporated by reference into this Summary Prospectus.

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling 1-877-721-1926. You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at 1-877-721-1926, or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund’s objective is to provide positive returns independent of market cycles through a high level of income and capital appreciation.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 32 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 82 under the heading “Sales Charge Waivers and Reductions for Class A and Class A2 Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

2	BrandywineGLOBAL — Alternative Credit Fund

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None	None
Small account fee[5]	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees	1.15	1.15	1.15	1.15	1.15	1.15
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	None	None
Other expenses	0.25[6]	0.16[6]	0.22[6]	0.27[7]	0.15[6]	0.08[6]
Acquired fund fees and expenses	0.01	0.01	0.01	0.01	0.01	0.01
Total annual fund operating expenses	1.66[8]	2.32[8]	1.63[8]	1.93	1.31[8]	1.24[8]

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]

“Other expenses” for Class A, Class C, Class FI, Class I and Class IS shares have been restated to exclude fees recaptured pursuant to the fund’s expense limitation arrangements. For the year ended October 31, 2019, amounts recaptured totaled 0.02%, 0.09%, 0.03%, 0.05% and 0.02% for Class A, Class C, Class FI, Class I and Class IS shares, respectively.

[7]	“Other expenses” for Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[8]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

BrandywineGLOBAL — Alternative Credit Fund	3

●

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

●	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	587	927	1,289	2,306
Class C (with redemption at end of period)	335	724	1,240	2,656
Class C (without redemption at end of period)	235	724	1,240	2,656
Class FI (with or without redemption at end of period)	166	514	886	1,932
Class R (with or without redemption at end of period)	196	606	1,042	2,254
Class I (with or without redemption at end of period)	133	414	717	1,578
Class IS (with or without redemption at end of period)	126	393	680	1,500

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 184% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund seeks to achieve its investment objective by taking a flexible, long and short global credit approach. The fund will rotate amongst the global credit opportunities (long or short) that the subadviser finds most attractive and navigate the credit quality spectrum throughout the different phases of the business cycle. The fund also has the flexibility to hedge or increase exposure to certain risks based on the subadviser’s macroeconomic views. The fund expects to trade actively.

The fund may invest in securities, derivatives and other financial instruments of issuers located anywhere in the world. The fund may focus a significant portion of its investments in a single country or currency and may change a country or currency focus at any time based on the opportunities the subadviser finds most attractive. In selecting investment opportunities, the subadviser may consider whether the security is denominated in a currency that the subadviser expects to appreciate versus the U.S. dollar.

The fund may hold debt securities of any credit quality, whether rated or unrated. As a general guideline, the fund over the long term normally aims to average at least 50% of its total assets in high yield securities (commonly known as “junk bonds”); however this allocation may range from 0%-100% at any time. High yield bonds are those rated below investment grade (that is, securities rated below the Baa/BBB categories by at least one Nationally Recognized Statistical Rating Organization) or, if unrated, determined by the subadviser to be of comparable credit quality. The fund’s investments may be rated either below investment grade or investment grade and may include, but are not limited to: corporate bonds; sovereign or government debt

4	BrandywineGLOBAL — Alternative Credit Fund

securities, including U.S. municipal securities; debt of supranational agencies; convertible securities; agency and non-agency mortgage-backed securities; asset-backed securities; bank loans; common and preferred stock; and currencies.

The fund may invest a significant portion of its investments in certain types of investments, including agency and non-agency mortgage-backed securities. The fund may invest in stripped mortgage-backed securities and other stripped securities. The fund may enter into dollar rolls (sometimes referred to as mortgage dollar rolls).

The fund may hold instruments of any maturity or duration, and the securities may have fixed, floating or variable rates of interest. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. The weighted average effective duration of the fund’s portfolio, including derivatives, is expected to range from -10 to 10 years. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates.

The fund may invest in the equities of issuers of any market capitalization. It will not invest more than 20% of its total assets in equity securities. The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including as a substitute for buying or selling securities, for purposes of enhancing returns, which transactions may be regarded as speculative. These derivative transactions include, but are not limited to, forwards, futures, options, swaps, credit default swaps and commodity-linked investments. Further, the fund may establish short positions, mainly through, but not limited to derivatives, to a substantial degree. Derivatives will not be used in a way that would cause the fund to violate the guidelines stated in this section, but there are no other percentage limits on the use of derivatives. The fund may use one or more types of these instruments without limit.

The fund will not be leveraged through borrowing. However, certain types of derivatives have a leverage-like effect on the portfolio, in that they require a relatively small premium or margin payment in relation to the size of the investment exposure the fund acquires.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments.

The fund’s investment strategies and portfolio investments differ from those of many other mutual funds. The subadviser may aggressively seek to identify favorable securities, economic and market sectors, and investment opportunities. This approach to investing may make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

BrandywineGLOBAL — Alternative Credit Fund	5

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Portfolio turnover risk. Active and frequent trading may increase a shareholder’s tax liability and the fund’s transaction costs, which could detract from fund performance.

Illiquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

6	BrandywineGLOBAL — Alternative Credit Fund

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Mortgage-backed and asset-backed securities risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Less developed

BrandywineGLOBAL — Alternative Credit Fund	7

markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the fund sells credit protection via a credit default swap, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

8	BrandywineGLOBAL — Alternative Credit Fund

The subadviser expects that the implementation of the fund’s investment strategy, which may include a significant level of investment in derivatives, will have the effect of creating leverage in the fund in that the fund’s potential exposure may be greater than its net assets.

Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including borrowings and many types of derivatives, the fund may maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities generally cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the fund’s assets may, in some circumstances, limit the portfolio managers’ flexibility to pursue other investment opportunities that might arise. When the fund segregates assets, it is exposed to the risk of loss both in connection with the segregated assets and the transactions to which they relate.

Short positions risk. Short positions involve leverage and there is no limit on the potential amount of loss on a security that is sold short. The fund may suffer significant losses if assets that the fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the fund may be required to pay in connection with the short sale.

Commodities risk. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the value of the fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Investments in commodity-linked instruments may subject the fund to greater volatility than investments in traditional securities or the commodity, commodities or commodity index to which they relate. The value of commodity-linked instruments may be affected, for example, by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The fund’s ability to gain exposure to commodities using derivatives, or other means, may be limited by tax considerations. If the fund has taken a long or short position in a commodity using futures contracts or other derivatives, it might be required to take or make delivery of the underlying commodity under undesirable circumstances. This would cause the fund to incur a number of costs. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the fund focuses its investments in a particular commodity, the fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments.

Industry or sector focus risk. Although the fund does not employ an industry or sector focus, the fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund has greater exposure to the securities of a particular issuer or issuers within the same industry or sector.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer,

BrandywineGLOBAL — Alternative Credit Fund	9

unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s NAV, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its

10	BrandywineGLOBAL — Alternative Credit Fund

shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class IS shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance prior to November 29, 2013 in the bar chart and the table is that of the fund’s predecessor. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

This fund is the successor to an institutional account (the “Predecessor”). The performance in the accompanying bar chart and table prior to November 29, 2013 is that of the Predecessor. Immediately prior to the fund commencing operations, the Predecessor transferred its assets to the fund in exchange for the fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the fund are in all material respects equivalent to those of the Predecessor. In addition, the current portfolio managers of the fund served as portfolio managers to the Predecessor. As a mutual fund registered under the Investment Company Act of 1940, as amended (“1940 Act”), the fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”) to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. The performance was achieved by the Predecessor when fund assets were relatively small; the same strategies may not be available, and similar performance may not be achieved, when the fund’s assets are larger. The performance information reflects the expenses of the Predecessor adjusted to reflect the highest management fee paid by an investor of the Predecessor which fees were separately paid by such investors. The performance shown includes an annual management fee of 1.75% and does not include any expenses paid by the Predecessor’s adviser.

The Predecessor did not have distribution policies. The Predecessor was an unregistered separately managed account, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

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Best Quarter (03/31/2011): 9.73    Worst Quarter (09/30/2015): (2.84)

Average annual total returns (%)
(for periods ended December 31, 2019)
Class IS	1 year	5 years	Since inception	Inception date
Return before taxes	6.60	3.11	10.19	08/31/2010
Return after taxes on distributions	5.10	1.77	9.17
Return after taxes on distributions and sale of fund shares	3.89	1.77	7.87
Other Classes (Return before taxes only)
Class A	1.59	1.78	3.23	12/02/2013
Class C	4.38	1.94	3.24	12/02/2013
Class FI	6.21	2.66	3.97	12/02/2013
Class I	6.51	3.00	4.28	12/02/2013
FTSE 3-Month U.S. Treasury Bill Index (formerly known as Citigroup Treasury Bill 3-Month Index) (reflects no deduction for fees, expenses or taxes)[1]	2.25	1.05	0.59

[1]

For Class A, Class C, Class FI and Class I shares, for the period from the class’ inception date to December 31, 2019, the average annual total return of the FTSE 3-Month U.S. Treasury Bill Index (formerly known as Citigroup Treasury Bill 3-Month Index) was 0.87%.

The after-tax returns are shown only for Class IS shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class IS will vary from returns shown for Class IS.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Brandywine Global Investment Management, LLC (“Brandywine Global”)

Portfolio managers: Primary responsibility for the day-to-day management of the fund lies with the following portfolio managers.

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Portfolio manager	Title	Portfolio manager of the fund since
Tracy Chen, CFA, CAIA	Senior Research Analyst and Portfolio Manager	2013
Gary Herbert, CFA	Portfolio Manager	2013
Brian Kloss	Portfolio Manager	2013

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	N/A	1 million/ None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	1 million/ None[3]	N/A
IRAs	250/50	250/50	N/A	N/A	1 million/ None[3,4]	N/A4
SIMPLE IRAs	None/ None	None/ None	N/A	N/A	1 million/ None[3]	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A	1 million/ None[3,5]	N/A5
Clients of Eligible Financial Intermediaries	None/ None	N/A	None/ None	None/ None	None/ None[6]	None/ None[6]
Eligible Investment Programs	None/ None	N/A	None/ None	None/ None	None/ None	None/ None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/ None	None/ None	None/ None	None/ None	None/ None	None/ None
Other Retirement Plans	None/ None	None/ None	N/A	N/A	1 million/ None[3]	N/A
Institutional Investors	1,000/50	1,000/50	N/A	N/A	1 million/ None	1 million/ None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Class FI shares are not available for purchase through LMIS Accounts.
[3]	Available to investors investing directly with the fund.
[4]

IRA accountholders who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]	Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service

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Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[6]

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

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